Impairment review of tangible and intangible assets and right-of-use assets	12 Months Ended
Dec. 31, 2020
Impairment review of tangible and intangible assets and right-of-use assets
Impairment review of tangible and intangible assets and right-of-use assets

14 Impairment review of tangible and intangible assets and right-of-use assets

Management has adopted a conservative stance in elaborating its view of the long-term oil price outlook, considering the risks and uncertainties associated with the post-pandemic recovery and the pace of the energy transition. With the long-term fallout of the pandemic still being evaluated, management sees the prospect of an enduring impact on the global economy, with the potential for weaker demand for energy for a sustained period, because differently from other recessions, the one caused by the pandemic has involved at the same time all cyclical sectors of the economy and the service sector as well with consequent extreme fluctuations in the economic activity.

Eni’s management also has a growing expectation that the aftermath of the pandemic will accelerate the pace of transition to a lower carbon economy and energy system, as countries seek to ‘build back better’ so that their economies will be more resilient in the future.

Based on these considerations, management reviewed on the downside the long-term outlook for oil prices, which is the main driver of investment appraisal and the evaluation of recoverability of the Group’s tangible assets. The revised scenario adopted by Eni forecasts a long-term Brent price of 60 $/bbl in 2023 real terms, compared to a previous level of 70$, used in the impairment test in 2019. In 2021 and 2022, Brent prices are set at 50 and 55 $/bbl, respectively. The gas price of the Italian spot market has been projected at 5.5 $/mmBTU in 2023, down from the previous assumption of 7.8$/ mmBTU.

Management also revised downwards its expectations of future refining margins considering the collapse in the consumption of fuels driven by the pandemic.

The discount rates of future cash flows associated with the use of the assets were estimated on the basis of Eni's weighted average cost of capital, adjusted to discount the specific risks of the operating context of the Group's countries of activity (WACC adjusted). Eni's WACC for 2020 of 6.7% decreased compared to 2019  (7.4%), mainly due to the decline in the yields of risk-free assets of benchmark countries, which turned negative. This trend was mitigated by the greater weight attributed to the short-term volatility of Eni stock (beta determined from independent sources) which compared to the prior year is affected by a greater perceived risk of the oil&gas sector due to climate-related risks and structural weaknesses of the industry, also amplified by the pandemic crisis.

The cash flows of the assets have been estimated based on the approved business plans and the residual useful life of the reserves or industrial plants as described in Note 1 - Significant accounting policies, estimates and judgements - Impairment of non-financial assets.

In consideration of the generalized presence of impairment indicators in all Eni's business sectors, including the evidence that as of December 31, 2020, Eni's market capitalization was lower than the book value of the consolidated net assets, and the company policy to regularly test the recoverability of carrying amounts, an impairment test covering 100% of the CGUs was performed.

In the Exploration & Production sector, impairment losses of assets in production or development were recognized for €1,888 million, mainly due to the revision of long-term hydrocarbons prices and the reduced capital expenditures to develop reserves, as well as downward revisions of reserves. The most significant amounts were recorded at properties in Italy  (€566 million), Algeria  (€409 million), Congo  (€306 million), USA  (€232 million) and Turkmenistan  (€202 million). The post-tax WACC used ranges from a minimum of about 6% for Italy/USA to a range of 7-8% for the other countries, which are redetermined in a range of 6-14% pre-tax.

In the Refining & Marketing business, impairment losses of refining plants were recorded for €1,225 million, mainly related to the Sannazzaro Refinery, driven by the weak fundamentals of the European industry, explained by: the crisis in fuel consumptions due to the pandemic; overcapacity, competitive pressure from Asian and Middle Eastern producers with more efficient scale and cost structures; market dislocations, that have reduced the supply of medium/heavy crude oils, penalizing the profitability of conversion cycles. The pre-tax and post-tax discount rate relating to the Italian refineries is 6.3%.

In addition, the recoverability of the carrying amounts of oil&gas activities was assessed also taking into account the expected expenditure for participating to forestry conservation projects, consistent with Eni's decarbonization targets, the achievement of which includes participating in initiatives for the conservation and repopulation of primary and secondary forests to obtain carbon credits, certified according to international standards. Management expects a gradual ramp up of these initiatives in the medium-long term with the aim of having a portfolio of forestry projects by 2030 from which to obtain an annual amount of carbon credits capable of covering the deficit of residual direct and indirect emissions ("Scope 1 and 2") of the Exploration & Production sector for the purposes of carbon neutrality of equity production from 2030 onwards. The expenditures for the purchase of carbon credits are considered part of the operating costs of the Exploration & Production sector with reference to the whole sector considered as a single CGU. Net of these projected costs until the end of the residual life of the reserves, the overall headroom of the Exploration & Production sector determined on the basis of the assumptions of the impairment test is reduced by 4.6%.

The reasonableness of the outcome of the impairment review made by Eni at its oil&gas activities was assessed on the basis of a stress test analysis performed using the decarbonization scenario developed by the International Energy Agency (IEA) in its Sustainable Development Scenario in the in the World Energy Outlook (WEO) 2020 which draws a pathway and a set of actions consistent with the goal of the 2015 COP21 Paris Agreement on climate. The IEA SDS scenario is a well-established set of assumptions available on the market place relating to the decarbonization of the world economy. The VIUs of Eni's reserves were reassessed with the projections estimated by the IEA of hydrocarbon prices and the purchase cost of emission allowances of the “advanced” economies equal to $140 in 2040 in 2019 currency per ton. IEA price assumptions for hydrocarbons are substantially in line with those adopted by Eni, while the cost of CO2 is significantly higher. This stress test indicates a loss in the value-in-use of the Exploration & Production sector equal to 11% with respect to the base case, assuming non-deductibility or non-recoverability for cost oil purposes of the CO2 charge (-5%). These sensitivity analyses do not, however, represent management's best estimate of any impairment losses that might be recognized as they do not fully incorporate the consequential changes that management could implement such as changes to business plans, cost reduction, development reshaping, review of reserves and production volumes.